GLOBAL INDUSTRIES, LTD.
2005 STOCK INCENTIVE PLAN

  Purpose of the Plan

  The Global Industries, Ltd. 2005 Stock Incentive Plan (the "Plan") is intended to promote the interests of Global Industries, Ltd., a Louisiana corporation (the "Company"), by encouraging Employees, Consultants and Directors to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company and its Subsidiaries (as defined below) to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

  Definitions

  As used in the Plan, the following terms shall have the meanings set forth below:

  "Acquiring Person" has the meaning set forth in Section 6(h)(ix)(A) of the Plan.

  "Administrator" means (i) the Committee in the context of Awards made to (or the administration or interpretation of any provision of the Plan as it relates to) any person who is subject to Section 16 of the Exchange Act (including any successor statute), or (ii) the Committee or the Chief Executive Officer if the Chief Executive Officer is also a member of the Board in the context of Awards made to (or the administration or interpretation of any provision of the Plan as it relates to) any person who is not subject to Section 16 of the Exchange Act (including any successor statute).

  "Award" shall mean an Option, Restricted Stock, Performance Award, Phantom Shares, SAR, Substitute Award or Other Stock-Based Award.

  "Award Agreement" shall mean any written or electronic agreement, contract, instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

  "Board" shall mean the Board of Directors of the Company.

  "Change in Control" has the meaning set forth in Section 6(h)(ix) of the Plan.

  "Chief Executive Officer" means the chief executive officer of the Company as determined from time to time by the Board.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

  "Committee" shall mean a committee of the Board comprised solely of two or more outside Directors (within the meaning of the term "outside directors" as used in section 162(m) of the Code and applicable interpretive authority thereunder and so long as the Company is subject to Section 16 of the Exchange Act within the meaning of "Non-Employee Director" as defined in Rule 16b-3). Such committee shall be the Compensation Committee of the Board unless and until the Board designates another committee of the Board to serve as the Committee as described in the Plan.

  "Company" has the meaning set forth in Section 1 of the Plan.

  "Consultant" shall mean any individual who is not an Employee or a member of the Board and who provides consulting, advisory or other similar services to the Company or a Subsidiary.

  "Director" shall mean any member of the Board who is not an Employee.

  "Employee" shall mean any person in an employment relationship with the Company or with respect to Incentive Stock Options, any parent corporation as defined in Section 424 of the Code or any Subsidiary, or with respect to Awards that do not constitute an Incentive Stock Option, any Subsidiary.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "Excluded Persons" has the meaning set forth in Section 6(h)(ix)(A) of the Plan.

  "Fair Market Value" shall mean, as of any applicable date, the last reported sales price for a Share on The Nasdaq National Market (or such other national securities exchange which constitutes the principal trading market for the Shares) for the applicable date as reported by such reporting service as is approved by the Committee; provided, however, that if Shares shall not have been quoted or traded on such applicable date, Fair Market Value shall be determined based on the next preceding date on which they were quoted or traded, or, if deemed appropriate by the Committee, in such other manner as it may determine to be appropriate. If the Shares are not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, then the determination of Fair Market Value shall be made in good faith by the Administrator and in such manner as it deems appropriate.

  "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted under Section 6(a) of the Plan that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

  "Incumbent Board" has the meaning set forth in Section 6(h)(ix)(B) of the Plan.

  "Non-Qualified Stock Option" or "NQO" shall mean an option to purchase Shares granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

  "Old Stockholders" has the meaning set forth in Section 6(h)(ix) of the Plan.

  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

  "Other Stock-Based Award" shall mean an Award granted under Section 6(g) of the Plan.

  "Outside Persons" has the meaning set forth in Section 6(h)(ix) of the Plan.

  "Participant" shall mean any Employee, Consultant or Director granted an Award under the Plan.

  "Performance Award" shall mean any right granted under Section 6(c) of the Plan.

  "Person" shall mean individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision, agency or instrumentality of a government or other entity.

  "Phantom Shares" shall mean an Award of the right to receive Shares issued at the end of a Restricted Period or cash equal to the Fair Market Value of such Shares, or any combination thereof, as determined by the Administrator, which is granted pursuant to Section 6(d) of the Plan.

  "Plan" means the Global Industries, Ltd. 2005 Stock Incentive Plan.

  "Restricted Period" shall mean the period established by the Administrator with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

  "Restricted Stock" shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(b) of the Plan.

  "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

  "SAR" shall mean a stock appreciation right granted under Section 6(e) of the Plan that entitles the holder to receive the excess of the Fair Market Value of a Share on the relevant date over the exercise price of such SAR, with the excess paid in Shares.

  "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

  "Shares" or "Common Shares" or "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and such other securities or property as may become the subject of Awards of the Plan.

  "Subsidiary" shall mean any entity (whether a corporation, partnership, joint venture, limited liability company or other entity) in which the Company owns a majority of the voting power of the entity directly or indirectly, except with respect to the grant of an ISO the term Subsidiary shall mean any "subsidiary corporation" of the Company as defined in Section 424 of the Code.

  "Substitute Award" shall mean an Award granted pursuant to Section 6(f) of the Plan.

  Administration.

    Administrator. The Plan shall be administered by: (i) the Committee in the context of Awards made to (or the administration or interpretation of any provision of) the Plan as it relates to any person who is subject to Section 16 of the Exchange Act (including any successor statute), or (ii) the Committee or the Chief Executive Officer if the Chief Executive Officer is also a member of the Board in the context of Awards made to (or the administration or interpretation of any provision of the Plan as it relates to) any person who is not subject to Section 16 of the Exchange Act (including any successor statute).

    Powers. Subject to the express terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. In making such determination, the Administrator shall take into account the nature of the services rendered by the Participant, his or her present and potential contribution to the Company's success and such other factors as the Administrator in its discretion shall deem relevant. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any stockholder and any other Person; provided, however, that in the event of any conflict in any such determination as between the Committee and the Chief Executive Officer of the Company, each acting in capacity as Administrator of the Plan, the determination of the Committee shall be final and conclusive.

    Committee Quorum. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

  Shares Available for Awards.

    Shares Available. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares that may be issued with respect to Awards granted under the Plan shall be 5,500,000, except that no more than 60% of such Shares (as adjusted pursuant to Section 4(c) and Section 6(h)(ix)) may be delivered in payment of Restricted Stock or Phantom Share Awards. If an Award (including Restricted Stock) is forfeited or otherwise lapses, expires, terminates or is canceled without the actual delivery of Shares, then the Shares covered by such Award, to the extent of such forfeiture, expiration, lapse, termination or cancellation, shall again be Shares that may be issued with respect to Awards granted under the Plan. Shares withheld by the Company to satisfy tax withholding or exercise price obligations shall not be considered delivered under the Plan and shall remain available for issuance under future Awards.

    Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

    Adjustments. In the event of a stock dividend or stock split with respect to Shares, the number of Shares with respect to which Awards may be granted, the number of Shares subject to outstanding Awards, the grant or exercise price with respect to outstanding Awards and the individual annual grant limits with respect to Awards (other than dollar denominated Awards) automatically shall be proportionately adjusted, without action by the Committee; provided, however, that such automatic adjustment shall be evidenced by written addendums to the Plan and Award Agreements prepared by the Company and, with respect to Options, shall be in accordance with the Treasury Regulations concerning Incentive Stock Options.

    Individual Participant Limits. The maximum number of Share-denominated Awards that may be granted under the Plan to any individual during any calendar year shall not exceed 10% the number of Shares that may be issued with respect to Awards granted under the Plan, subject to adjustment as provided in Section 4(c). The maximum amount of dollar-denominated Awards that may be granted to any Participant during any calendar year may not exceed $3,000,000. An Award may be granted on more than one occasion to the same person and, subject to the limitations set forth in the Plan, Awards consisting of Options may include an Incentive Stock Option or a Non-Qualified Option or any combination thereof, and Awards may consist of any combination of Options, Restricted Stock, Performance Awards, Phantom Shares, SARs, Substitute Awards and Other Stock-Based Awards.

  Eligibility.

  Any Employee, Consultant or Director shall be eligible to be designated a Participant by the Administrator.

  Awards.

    Options. Subject to the provisions of the Plan, the Administrator shall have the authority to determine Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Administrator shall determine, that are not inconsistent with the provisions of the Plan.

      Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Administrator at the time the Option is granted, but, except with respect to a Substitute Award, shall not be less than the Fair Market Value per Share on the effective date of such grant in the case of an ISO and not less than 85% of the Fair Market Value per Share in the case of Non-Qualified Stock Options.

      Time and Method of Exercise. The Administrator shall determine and provide in the Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, check acceptable to the Company, Shares already-owned by the Participant for more than six months (unless such holding requirement is waived by the Administrator), a "cashless-broker" exercise (through procedures approved by the Company), other securities or other property, a note, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made. Separate stock certificates shall be issues by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of Non-Qualified Stock Options.

      Incentive Stock Options. An Incentive Stock Option may be granted only to an individual who is an employee of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) at the time the Option is granted and must be granted within 10 years from the date the Plan was approved by the Board or the shareholders, whichever is earlier. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, or such Option fails to constitute an Incentive Stock Option for any reason, such purported Incentive Stock Options shall be treated as Non-Qualified Stock Options. The Administrator shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant's purported Incentive Stock Options do not constitute Incentive Stock Options and shall notify the Participant of such determination as soon as reasonably practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

    Restricted Stock. Subject to the provisions of the Plan, the Administrator shall have the authority to determine the Participants to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period, the conditions, including the performance criteria, if any, under which the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

      Dividends. Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of Common Stock, which credit or shares may be subject to the same restrictions as the underlying Award or such other restrictions, all as determined by the Committee in its discretion, as provided in the Award Agreement.

      Registration. Any Restricted Stock may be evidenced in such manner as the Administrator shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. If any stock certificate is issued in respect of Restricted Stock granted under the Plan, then such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

      Forfeiture and Restrictions Lapse. Except as otherwise determined by the Administrator or the terms of the Award Agreement that granted the Restricted Stock, upon a Participant's termination (as determined under criteria established by the Administrator) for any reason during the applicable Restricted Period, all Restricted Stock shall be forfeited by the Participant and returned by the Company. The Administrator may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock, provided, however, that if the Award is intended to qualify as performance based compensation under Section 162(m) of the Code, then such waiver may be only upon a termination due to death or disability or a change of control of the Company or other event permitted under Section 162(m) of the Code or the regulations thereunder. Unrestricted Shares, evidenced in such manner as the Administrator shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

      Transfer Restrictions. During the Restricted Period, Restricted Stock will be subject to such limitations on transfer as necessary to comply with Section 83 of the Code. Shares awarded pursuant to a grant of Restricted Stock will be held in trust by the Company for the benefit of the recipient until such time as the applicable restriction on transfer thereof shall have expired or otherwise lapsed.

    Performance Awards. The Administrator shall have the authority to determine the Participants who shall receive a Performance Award, which shall be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment of all or part of such Award upon the achievement of such performance goals during such performance periods as the Administrator shall establish with respect to the Award.

      Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Administrator shall determine the performance goals to be achieved during the applicable Restricted Period, the length of the Restricted Period, the amount of any Performance Award and the amount of any payment to be made pursuant to the vesting of any Performance Award.

      Payment of Performance Awards. Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Administrator) in a lump sum or in installments following the close of the Restricted Period, as provided by the Administrator with respect to such Award.

      Forfeiture. Except as otherwise determined by the Administrator or the terms of the Award Agreement that granted the Performance Award, upon a Participant's termination (as determined under criteria established by the Committee) for any reason during the applicable Restricted Period, all Performance Awards shall be forfeited by the Participant. The Administrator may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Performance Award; provided, however, that if the Award is intended to qualify as performance based compensation under Section 162(m) of the Code, then such waiver may be only upon a termination due to death or disability or a change of control of the Company or other event permitted under Section 162(m) of the Code or the regulations thereunder.

    Phantom Shares. The Administrator shall have the authority to grant Awards of Phantom Shares to such Participants upon such terms and conditions as the Administrator may determine.

      Terms and Conditions. Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to the Fair Market Value of a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Administrator may specify at the date of grant. During the Restricted Period, the Participant shall not have any rights of ownership in or with respect to the Phantom Shares.

      Dividend Equivalents. Any Phantom Share Award may provide, in the discretion of the Administrator, that any or all dividends or other distributions paid on a corresponding number of Shares during the Restricted Period be credited in a cash bookkeeping account (with or without interest) or that equivalent additional Phantom Shares be awarded, which account or Phantom Shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Administrator may determine.

      Forfeiture. Except as otherwise determined by the Administrator or the terms of the Award Agreement that granted the Phantom Share, upon a Participant's termination (as determined under criteria established by the Administrator) for any reason during the applicable Restricted Period, all Phantom Shares shall be forfeited by the Participant. The Administrator may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Phantom Shares, provided, however, that if the Award is intended to qualify as performance based compensation under Section 162(m) of the Code, then such waiver may be made only upon a termination due to death or disability or a change of control of the Company or other event permitted by Section 162(m) of the Code or the regulations thereunder.

    SARs. The Administrator shall have the authority to determine the Participants to whom SARs shall be granted, the number of SARs to be granted, the exercise price and the conditions and limitations applicable to the exercise of the SAR, including the following terms and conditions and such additional terms and conditions, as the Administrator shall determine, that are not inconsistent with the provisions of the Plan.

      Exercise Price. The exercise price per SAR shall be determined by the Administrator at the time the SAR is granted, but, except with respect to a Substitute Award, shall not be less than the Fair Market Value per Share on the effective date of such grant.

      Time of Exercise. The Administrator shall determine and provide in the Award Agreement the time or times at which a SAR may be exercised in whole or in part.

    Notwithstanding anything in the Plan to the contrary, (i) SARs may be granted only if the shares of Common Stock are traded on an established securities market, (ii) only such traded shares of Common Stock may be delivered upon exercise of the SAR, and (iii) the SAR must otherwise comply with the requirements of Code Section 409A.

    Substitute Awards. Awards may be granted under the Plan in substitution of similar awards held by individuals who become Employees, Consultants or Directors as a result of a merger, consolidation or acquisition by the Company or a Subsidiary of another entity or the assets of another entity. Such Substitute Awards, if an Option or SAR, may have an exercise price less than the Fair Market Value of a Share on the date of such substitution and such substitution must otherwise comply with the requirements of Code Section 409A.

    Other Stock-Based Award. The Administrator may also grant to Participants an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Administrator to be consistent with the purposes of the Plan, which may include Shares paid in lieu of cash compensation, whether as a bonus or part of deferred compensation or any other arrangement. Subject to the terms of the Plan, the Administrator shall determine the terms and conditions of any such Other Stock-Based Award, which terms must comply with the requirements of Section 409A of the Code.

    General.

      Awards May Be Granted Separately or Together. Awards may, in the discretion of the Administrator, be granted either alone or in addition to or in tandem with, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

      Limits on Transfer of Awards.

        Except as provided in paragraph (C) below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or if permissible under applicable law, by the Participant's guardian or legal representative as determined by the Administrator.

        Except as provided in paragraph (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported prohibited assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary.

        To the extent specifically approved in writing by the Administrator, an Award (other than an Incentive Stock Option) may be transferred to immediate family members or related family trusts, limited partnerships or similar entities or other Persons on such terms and conditions as the Administrator may establish or approve.

      Terms of Awards. The term of each Award shall be for such period as may be determined by the Administrator, provided the term of an Incentive Stock Option shall be limited as provided in Section 6(a)(iii).

      Share Certificate. All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or quotation system upon which such Shares or other securities are then listed or quoted, and any applicable federal or state laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      Consideration for Grants. Awards may be granted for no cash consideration or for such consideration as the Administrator determines including, without limitation, such minimal cash consideration as may be required by applicable law.

      Delivery of Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Administrator shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof, provided that the combined value, as determined by the Administrator, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

      Performance Criteria. The Administrator shall establish performance goals applicable to those Awards, the payment of which is intended by the Administrator to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code, where such goals are required to so comply. The performance goals may be based upon the attainment of such target levels of net income, cash flows, return on equity, profits, stock price, return on assets, earnings per Share or such other measures as the Administrator shall determine. Such targets (other than stock price and earnings per Share) may be expressed in terms of the Company, a Subsidiary, division, or a business unit, as determined by the Administrator. The performance measures shall be subject to adjustment for changes in accounting standards required by the Financial Accounting Standards Board after the goal is established, and, to the extent provided for in the Award Agreement, shall be subject to adjustment for specified significant extraordinary items or events. In this regard, performance goals based on stock price shall be proportionately adjusted for any changes in the price due to a stock split. Performance measures may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any Subsidiary, division, or department thereof. A performance goal need not be based upon an increase or positive result under a business criterion and could, for example, be based upon limiting economic losses or maintaining the status quo. The determination of which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Administrator, in its sole discretion, at the time of grant.

      No Effect on Right or Power. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company or any Subsidiary to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, any merger or consolidation of the Company or ay Subsidiary, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Subsidiary, or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      Change in Control. As used in the Plan, a "Change in Control" in respect of the Company shall have occurred if:

        any Person (which for purposes of this Section 6(h)(ix) shall include any "group" within the meaning of Section 13(d)(3) under the Exchange Act) except an underwriter or group of underwriters in connection with a public offering of the Common Stock, is or becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (such Person being referred to as an "Acquiring Person") representing 50% of the combined voting power of the Company's outstanding securities other than beneficial ownership by (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Person organized, appointed or established pursuant to the terms of any such employee benefit plan (unless such plan or Person is a party to or is utilized in connection with a transaction led by Outside Persons as defined below), or (iii) William J. Dore' or any Person controlling, controlled by or under common control with William J. Dore' (Persons referred to in clauses (i), (ii) and (iii) hereof are hereinafter referred to as "Excluded Persons"); or

        individuals who constituted the Board as of the effective date of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the effective date of this Plan whose appointment to fill a vacancy or to fill a new Board position or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

        the Company merges with or consolidates into or engages in a reorganization or similar transaction with another entity pursuant to a transaction in which the Company is not the "Controlling Corporation"; or

        the Company sells, leases or otherwise disposes of all or substantially all of its assets, other than to Excluded Persons or is disabled or liquidated.

      For purposes of clause (A) above, if at any time there exist securities of different classes entitled to vote separately in the election of Directors, the calculation of the proportion of the voting power held by a beneficial owner of the Company's securities shall be determined as follows: first, the proportion of the voting power represented by securities held by such beneficial owner of each separate class or group of classes voting separately in the election of Directors shall be determined, provided that securities representing more than 50% of the voting power of securities of any such class or group of classes shall be deemed to represent 100% of such voting power; second, such proportion shall then be multiplied by a fraction, the numerator of which is the number of Directors that such class or classes is entitled to elect and the denominator of which is the total number of Directors elected to the Board at the time; and third, the product obtained for each such separate class or group of classes shall be added together, which sum shall be the proportion of the combined voting power of the Company's outstanding securities held by such beneficial owner.

      For purposes of clause (A) above, the term "Outside Persons" means any Persons other than Persons described in clauses (A)(i) or (iii) above (as to Persons described in clause (A)(iii) above, while they are Excluded Persons) or members of senior management of the Company in office immediately prior to the time the Acquiring Person acquires the beneficial ownership described in clause (A).

      For purposes of clause (C) above, the Company shall be considered to be the Controlling Corporation in any merger, consolidation, reorganization or similar transaction unless either (1) the stockholders of the Company immediately prior to the consummation of the transaction (the "Old Stockholders") would not, immediately after such consummation, beneficially own, directly or indirectly, securities of the resulting entity entitled to elect a majority of the members of the Board or other governing body of the resulting entity or (2) those persons who were Directors immediately prior to the consummation of the proposed transaction would not, immediately after such consummation, constitute a majority of the directors of the resulting entity, provided that (A) there shall be excluded from the determination of the voting power of the Old Stockholders securities in the resulting entity beneficially owned, directly or indirectly, by the other party to the transaction and any such securities beneficially owned, directly or indirectly, by any Person acting in concert with the other party to the transaction (unless such other part or such Person is William J. Dore', if William J. Dore' has not ceased to be an Excluded Person), (B) there shall be excluded from the determination of the voting power of the Old Stockholders securities in the resulting entity acquired in any such transaction other than as a result of the beneficial ownership of Company securities prior to the transaction and (C) persons who are directors of the resulting entity shall be deemed not to have been directors immediately prior to the consummation of the transaction if they were elected as Directors within 90 days prior to the consummation of the transaction.

      Options Upon Change in Control. Upon the occurrence of a Change in Control, with respect to each recipient of an Option hereunder, the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall effect one or more of the following alternatives, which may vary among individual Optionees: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such options and the Company shall pay to each optionee an amount of cash per share equal to the excess of the amount calculated in the next sentence (the "Change of Control Value") of the shares subject to such option over the exercise price(s) under such Options for such shares, (3) make such adjustments to options then outstanding as the Committee may determine in its sole discretion (provided, however, in its sole discretion the Committee may determine that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an option theretofore granted the optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock then covered by such option, the number and class of shares of stock or other securities or property to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the optionee had been the holder of record of the number of shares of Common Stock then covered by such option. "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (ii) the per share price offered to stockholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this paragraph or the paragraph above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

      Unusual Transactions or Events. In the event of any distribution of Shares, other securities, or other property, recapitalization, reorganization, merger, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other corporate transaction or event or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may take any one or more of the following actions:

        To provide for either (i) the termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

        To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

        To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

        To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

        To provide that the Award cannot vest, be exercised or become payable after such event, i.e., shall terminate upon such event.

  Amendment and Termination.

  Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan or in an Award Agreement:

      Amendments to the Plan. The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company (i) no such amendment or alteration shall be made that would increase the total number of Shares that may be issued under Awards (including ISOs) granted under the Plan, except as provided in Section 4(c) or 6(h)(ix) of the Plan, or (ii) permit the exercise price of any outstanding Option or SAR that is "underwater" to be reduced or for an "underwater" Option or SAR to be cancelled and replaced with a new Award.

      Amendments to Awards. Subject to clauses (i) and (iii) of this Section 7, the Administrator may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change in any Award shall materially adversely affect the rights of a Participant under the Award without the consent of such Participant. Notwithstanding the foregoing, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, no adjustment other than an acceleration of vesting or payment upon the Participant's death, disability or change of control of the Company, shall be authorized to the extent such adjustment would cause the Award to fail to so qualify.

      Compliance Amendments. Notwithstanding the foregoing, the Committee may make any amendment to the Plan and the Administrator may make any amendment to an Award Agreement that it believes necessary or helpful to comply with any applicable law, including without limitation, Section 409A of the Code.

  General Provisions.

    No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

    Tax Withholding. The Company or any Subsidiary is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Shares, or other property) of any applicable taxes required to be withheld by the Company or Subsidiary in respect of the Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under the Award and to take such other action as may be necessary in the opinion of the Company or Subsidiary to satisfy all of its obligations for the payment of such taxes. In addition, the Administrator may provide, in an Award Agreement, that the Participant may direct the Company to satisfy such Participant's tax withholding obligations through the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award.

    No Right to Employment or Retention. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or under any other service contract with the Company or any Subsidiary, or to remain on the Board. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate any contractual agreement or relationship with any Consultant, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, in any Award Agreement or any other agreement or contract between the Company or a Subsidiary and the affected Participant. If a Participant's employer ceases to be a Subsidiary, such Participant shall be deemed to have terminated employment for purposes of the Plan, unless specifically provided otherwise in the Award Agreement.

    Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable federal law.

    Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, Person or Award Agreement and the remainder of the Plan and any such Award shall remain in full force and effect.

    Other Laws. The Administrator may refuse to issue or transfer any Shares or other consideration under an Award, permit the exercise of an Award and/or the satisfaction of its tax withholding obligation in the manner elected by the Participant, holder or beneficiary if, acting in its sole discretion, it determines that the issuance of transfer or such Shares or such other consideration, the manner of exercise or satisfaction of the tax withholding obligation might violate any applicable law or regulation, including without limitation, the Sarbanes-Oxley Act, or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded or refused, as the case may be, to the relevant Participant, holder or beneficiary.

    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Subsidiary.

    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

    Section 409A. With respect to any Award that is subject to Section 409A of the Code, notwithstanding anything in the Plan to the contrary (i) compensation under such Award may not be distributed earlier than as permitted in Section 409A(2) of the Code, (2) the time or schedule of payment of such Award may not be accelerated except as provided in the Treasury Regulations under Section 409A, and (3) no compensation under such Award may be deferred at the Participant's election.

    Headings. Headings are given to the Section and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the plan or any provision thereof.

  Effective Date of Plan.

  The Plan shall become effective upon the date of its adoption by the Board; provided, that the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision of the Plan or of any Award Agreement, no Option or SAR shall be exercisable, no Restricted Stock, Performance Award or Phantom Share shall vest, and no Other Stock-Based Award shall be exercisable or vest prior to such stockholder approval.

  Term of the Plan.

No Award shall be granted under the Plan after the 10th anniversary of the earlier of the date this Plan is adopted by the Board or is approved by the stockholders of the Company. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Administrator to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.